Fees Summary	Jan. 07, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	56,900.31
Total Transaction Valuation	412,022,508.30
Total Offset Amount	0.00
Net Fee	$ 56,900.31